UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 16, 2012

SOLAR CAPITAL LTD.

(Exact name of registrant as specified in its charter)

Maryland	814-00754	26-1381340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Park Avenue

New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 993-1670

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2012, Solar Capital Ltd. (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into an Indenture (the “Indenture”) and a First Supplemental Indenture (the “First Supplemental Indenture”) relating to the Company’s issuance, offer and sale of $100,000,000 aggregate principal amount of its 6.75% Senior Notes due 2042 (the “Notes”).

The Notes will mature on November 15, 2042 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after November 15, 2017 at a redemption price of $25 per security plus accrued and unpaid interest. The Notes bear interest at a rate of 6.75% per year payable quarterly on February 15, May 15, August 15 and November 15 of each year, commencing on February 15, 2013. The Notes are direct senior unsecured obligations of the Company.

The Company expects to use the net proceeds from this offering to pay down outstanding indebtedness under its credit facilities.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-172968) and the prospectus supplement dated November 8, 2012, as filed with the Securities and Exchange Commission on November 9, 2012. The transaction closed on November 16, 2012.

The foregoing descriptions of the Indenture, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, the First Supplemental Indenture and the Notes, respectively, each of which is filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-172968) and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of November 16, 2012, between Solar Capital Ltd. and U.S. Bank National Association, as trustee*

4.2	First Supplemental Indenture, dated November 16, 2012, relating to the 6.75% Senior Notes due 2042, between Solar Capital Ltd. and U.S. Bank National Association, as trustee*

4.3	Form of 6.75% Senior Notes due 2042 (contained in the First Supplemental Indenture incorporated by reference herein as Exhibit 4.2)*

*	Previously filed in connection with Solar Capital Ltd.’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-2 (File No. 333-172968) filed on November 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2012	SOLAR CAPITAL LTD.

	By:	/s/ Richard Peteka
Richard Peteka
Chief Financial Officer